UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/A

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number: 811-05569
                                    ---------

                      FRANKLIN UNIVERSAL TRUST
                      ------------------------
         (Exact name of registrant as specified in charter)

               ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               -----------------------------------------------
          (Address of principal executive offices) (Zip code)

    CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
    -------------------------------------------------------------
               (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/07
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                           AUGUST 31, 2007
--------------------------------------------------------------------------------

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        ANNUAL REPORT                                               INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            FRANKLIN UNIVERSAL TRUST

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.


--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

ANNUAL REPORT

Franklin Universal Trust ..................................................   1

Performance Summary .......................................................   5

Annual Shareholders' Meeting ..............................................   6

Important Notice to Shareholders ..........................................   7

Dividend Reinvestment and Cash Purchase Plan ..............................   8

Financial Highlights and Statement of Investments .........................  11

Financial Statements ......................................................  18

Notes to Financial Statements .............................................  22

Report of Independent Registered Public Accounting Firm ...................  30

Tax Designation ...........................................................  31

Board Members and Officers ................................................  32

Shareholder Information ...................................................  36

--------------------------------------------------------------------------------

Annual Report

Franklin Universal Trust

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Universal Trust's primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

PORTFOLIO BREAKDOWN
Based on Total Investments*
8/31/07

--------------------------------------------------------------------------------
Corporate Bonds                                                          67.8%
--------------------------------------------------------------------------------
Utilities Common Stocks                                                  29.0%
--------------------------------------------------------------------------------
Natural Resources Common Stocks                                           1.0%
--------------------------------------------------------------------------------
Foreign Government & Agency Securities                                    0.1%
--------------------------------------------------------------------------------
Miscellaneous Common Stocks                                               0.0%**
--------------------------------------------------------------------------------
Cash & Other Net Assets                                                   2.1%
--------------------------------------------------------------------------------

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

** Rounds to less than 0.1% of total investments.

Dear Shareholder:

We are pleased to bring you Franklin Universal Trust's annual report for the fiscal year ended August 31, 2007.

PERFORMANCE OVERVIEW

For the 12 months under review, the Fund's cumulative total returns were +10.95% based on change in net asset value and +9.38% based on change in market price on the New York Stock Exchange, as shown in the Performance Summary on page 5. For comparison, the Credit Suisse (CS) High Yield Index returned +7.30%, and utilities stocks, as measured by the Standard & Poor's (S&P) 500 Utilities Index, returned +15.06% for the year ended August 31, 2007. 1

ECONOMIC AND MARKET OVERVIEW

The U.S. economy was resilient over the 12 months ended August 31, 2007. Although growth slowed in the first calendar quarter of 2007 as a weakening

1. Sources: Credit Suisse; Standard & Poor's Micropal. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The S&P 500 Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P
500. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


                                                               Annual Report | 1

TOP 10 HOLDINGS
Based on Total Investments*
8/31/07 vs. 8/31/06

--------------------------------------------------------------------------------
ISSUER                                                                  8/31/07
--------------------------------------------------------------------------------
Exelon Corp.                                                                3.0%
--------------------------------------------------------------------------------
The Southern Co.                                                            2.5%
--------------------------------------------------------------------------------
FPL Group Inc.                                                              2.4%
--------------------------------------------------------------------------------
Edison International                                                        2.3%
--------------------------------------------------------------------------------
Entergy Corp.                                                               2.1%
--------------------------------------------------------------------------------
FirstEnergy Corp.                                                           1.9%
--------------------------------------------------------------------------------
Constellation Energy Group                                                  1.9%
--------------------------------------------------------------------------------
Dominion Resources Inc.                                                     1.7%
--------------------------------------------------------------------------------
Public Service Enterprise Group Inc.                                        1.7%
--------------------------------------------------------------------------------
CenterPoint Energy Inc.                                                     1.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        8/31/06
--------------------------------------------------------------------------------
Exelon Corp.                                                                2.5%
--------------------------------------------------------------------------------
FPL Group Inc.                                                              2.5%
--------------------------------------------------------------------------------
The Southern Co.                                                            2.3%
--------------------------------------------------------------------------------
Dominion Resources Inc.                                                     2.2%
--------------------------------------------------------------------------------
FirstEnergy Corp.                                                           1.7%
--------------------------------------------------------------------------------
Government of Mexico                                                        1.6%
--------------------------------------------------------------------------------
Entergy Corp.                                                               1.6%
--------------------------------------------------------------------------------
Duke Energy Corp.                                                           1.5%
--------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                                 1.4%
--------------------------------------------------------------------------------
General Motors/General Motors Acceptance Corp.                              1.4%
--------------------------------------------------------------------------------

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

housing market and moderating profit growth dampened economic expansion, a tight labor market and higher personal incomes helped support the consumer. Despite ongoing housing market weakness, economic growth rebounded in the second quarter and was supported by federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures.

Oil prices continued to be volatile though inflation remained relatively subdued. However, headline, or overall, inflation and core inflation, which excludes food and energy costs, experienced some upward pressure. In August 2007, the headline Consumer Price Index (CPI) reported a 12-month rise of 2.0%, while core CPI increased 2.1%. 2

The Federal Reserve Board (Fed) kept the federal funds target rate at 5.25% during the reporting period. In terms of an overall bias, the Fed continued to diligently assess economic data saying that growth remained relatively stable "despite the ongoing adjustment in the housing sector." At period-end, the financial markets generally expected the Fed to lower its target rate by calendar year-end.

The 10-year Treasury note yield was range bound during the 12-month period, beginning at 4.74% and ending the period at 4.54%. The intermediate portion of the yield curve often reflects market expectations of the future direction of inflation. A relatively moderate inflation environment, combined with modest growth and profitability projections, contributed to this overall trend in interest rates.

INVESTMENT STRATEGY

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

MANAGER'S DISCUSSION

During the fiscal year under review, the Fund benefited from positive returns in its primary asset classes. High yield bonds enjoyed a favorable fundamental environment, with continuing economic growth and a below-average default

2. Source: Bureau of Labor Statistics.


2 | Annual Report
rate. High yield bond spreads (the difference in yield compared with Treasuries) tightened to a record-low level in early June 2007 before widening dramatically through the Fund's fiscal year-end. This coincided with a broader credit market sell-off that was triggered by the subprime mortgage crisis. Although partially offset by a decline in Treasury yields, the spread widening caused high yield bonds to generate below-coupon but still positive returns. Utility stocks posted steady positive returns until late April, when many sold off in conjunction with a rise in Treasury yields and increased equity market volatility. The utility sector continued to hold traditionally defensive appeal, particularly in an uncertain market environment, and fundamental earnings prospects remained favorable in our view.

HIGH YIELD CORPORATE BONDS

The Fund benefited from its overweighted allocations in the chemicals and industrials sectors relative to the CS High Yield Index during the fiscal year under review. 3 In the chemicals sector, limited capacity growth during a period of increasing demand boosted performance. An active leveraged buyout environment resulted in acquisition announcements of two Fund holdings, Lyondell Chemical and Huntsman International, by private companies. Bonds of these target companies traded up on expectations that bonds would be repurchased at a price premium as part of the acquisition financing. In the industrials sector, increased capacity utilization driven by continued global economic growth supported performance. Higher utilization led to improved pricing power, which enabled companies to better pass through higher raw material costs and increase operating cash flows.

Fund performance in the high yield sector was impeded by underweighted allocations in the metals and mining and automotive sectors, which outperformed the CS High Yield Index. 4 The metals and mining holdings appreciated as commodity prices remained high during the reporting period. We reduced the Fund's sector exposure, however, based on our belief that the industry cycle might change, and considering fairly tight valuations, we believed we could find more attractive investments elsewhere. Although the automotive sector also did well, we limited the Fund's sector exposure due to our concerns about the longer-term viability of domestic auto manufacturers.

3. Chemicals holdings are in the process industries sector in the SOI. Industrials holdings are in the commercial services, industrial services and producer manufacturing sectors in the SOI.

4. Metals and mining holdings are in the non-energy minerals sector in the SOI. Automotive holdings are in the consumer durables and producer manufacturing sectors in the SOI.


                                                               Annual Report | 3

UTILITY STOCKS

The Fund's utility sector exposure stayed fairly constant in spite of the S&P 500 Utilities Index's +15.06% return for the fiscal year. 1 Early in the period we sought to take advantage of strong returns and slightly reduced exposure, and later we used a voluntary tender offer from Dominion Resources to sell shares at above-market prices. These share sales offset price appreciation and resulted in virtually unchanged exposure for the Fund. Performance was primarily driven by the need for infrastructure improvement, which translated to attractive opportunities for utility companies. In addition, tight supply and demand and the resulting requirement for new generating facilities helped drive the utility sector's growth potential to above-historical levels. Our sector outlook remained positive given good growth prospects from infrastructure projects and a favorable regulatory environment.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]   /s/ Christopher J. Molumphy

                  Christopher J. Molumphy, CFA
                  Senior Portfolio Manager

[PHOTO OMITTED]   /s/ Glenn I. Voyles

                  Glenn I. Voyles, CFA
                  Portfolio Manager

                  Franklin Universal Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Annual Report

Performance Summary as of 8/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: FT                                       CHANGE   8/31/07   8/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.32     $7.41     $7.09
--------------------------------------------------------------------------------
Market Price (NYSE)                              +$0.16     $6.68     $6.52
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.4560
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                                                 1-YEAR   5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2                      +10.95%  +102.16%   +73.73%
--------------------------------------------------------------------------------
   Based on change in market
    price 3                                       +9.38%   +50.48%   +73.40%
--------------------------------------------------------------------------------
Average Annual Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2                      +10.95%   +15.12%    +5.68%
--------------------------------------------------------------------------------
   Based on change in market
    price 3                                       +9.38%    +8.52%    +5.66%
--------------------------------------------------------------------------------
      Distribution Rate 4                6.83%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT GRADE SECURITIES. IN ADDITION TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

4. Distribution rate is based on an annualization of the Fund's 3.8 cent per share August dividend and the NYSE closing price of $6.68 on 8/31/07.


                                                               Annual Report | 5

Annual Shareholders' Meeting

MARCH 30, 2007

At an Annual Shareholders' Meeting of Franklin Universal Trust (the Fund) held on March 30, 2007, shareholders took the following action:

1. Regarding the election of a Board of Trustees of the Fund.

-------------------------------------------------------------------------------------------------------------
                                                     % OF                 WITHHELD       % OF
                                       SHARES     OUTSTANDING    % OF       OR       OUTSTANDING    % OF
TRUSTEES                                 FOR         SHARES      VOTED    ABSTAIN       SHARES     VOTED
-------------------------------------------------------------------------------------------------------------
Harris J. Ashton .................   21,359,277      79.17%     87.18%   3,141,282      11.64%     12.82%
Robert F. Carlson ................   21,356,475      79.16%     87.17%   3,144,083      11.65%     12.83%
Edith E. Holiday .................   21,335,339      79.08%     87.08%   3,165,219      11.73%     12.92%
Edward B. Jamieson ...............   21,380,573      79.25%     87.27%   3,119,985      11.56%     12.73%
Charles B. Johnson ...............   21,363,236      79.19%     87.19%   3,137,322      11.63%     12.81%
Rupert H. Johnson, Jr. ...........   21,385,156      79.27%     87.28%   3,115,403      11.55%     12.72%
Frank W.T. LaHaye ................   21,355,779      79.16%     87.16%   3,144,779      11.66%     12.84%
Frank A. Olson ...................   21,350,962      79.14%     87.14%   3,149,597      11.67%     12.86%
John B. Wilson ...................   21,380,488      79.25%     87.27%   3,120,071      11.57%     12.73%

2. Shareholder Proposal

-----------------------------------------------------------------------------------------------------------
                % OF                     % OF                       % OF                      % OF
  SHARES    OUTSTANDING     SHARES    OUTSTANDING     SHARES     OUTSTANDING     BROKER    OUTSTANDING
   FOR         SHARES      AGAINST      SHARES      ABSTAINING      SHARES     NON-VOTES     SHARES
-----------------------------------------------------------------------------------------------------------
5,517,919      20.45%     9,030,592      33.47%       641,936       2.38%      9,310,112      34.51%


6 | Annual Report

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund's common shares in open-market transactions, at the discretion of management. This authorization remains in effect.


                                                               Annual Report | 7

Dividend Reinvestment and Cash Purchase Plan

The Fund's Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. PFPC Inc. (Plan Agent), P.O. Box 9223, Chelsea, MA 02150-9223, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Universal Trust, P.O. Box 9223, Chelsea, MA 02150-9223.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.


8 | Annual Report

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.


                                                               Annual Report | 9

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.


10 | Annual Report

Franklin Universal Trust

FINANCIAL HIGHLIGHTS

                                                                          ----------------------------------------------------------
                                                                                            YEAR ENDED AUGUST 31,
                                                                              2007        2006        2005        2004        2003
                                                                          ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................................   $   7.09    $   7.12    $   6.48    $   5.67    $   5.13
                                                                          ----------------------------------------------------------
Income from investment operations a:
   Net investment income b ............................................       0.47        0.45        0.45        0.43        0.45
   Net realized and unrealized gains (losses) .........................       0.29       (0.05)       0.59        0.74        0.59
                                                                          ----------------------------------------------------------
Total from investment operations ......................................       0.76        0.40        1.04        1.17        1.04
                                                                          ----------------------------------------------------------
Capital share repurchases .............................................       0.02        0.01          --          --          --
                                                                          ----------------------------------------------------------
Less distributions from net investment income .........................      (0.46)      (0.44)      (0.40)      (0.36)      (0.50)
                                                                          ----------------------------------------------------------
Net asset value, end of year ..........................................   $   7.41    $   7.09    $   7.12    $   6.48    $   5.67
                                                                          ==========================================================
Market value, end of year c ...........................................   $   6.68    $   6.52    $   6.22    $   5.65    $   5.20
                                                                          ==========================================================

Total return (based on market value per share) ........................       9.38%      12.48%      17.49%      15.79%     (10.13)%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................................       2.24% d     2.27% d     2.32% d     2.47% d     3.59%
Net investment income .................................................       6.15%       6.47%       6.49%       6.85%       8.68%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................   $190,968    $194,724    $198,861    $180,850    $158,364
Portfolio turnover rate ...............................................      29.30%      32.95%      34.60%      46.35%      65.15%
Total debt outstanding at end of year (000's) .........................   $ 55,000    $ 55,000    $ 55,000    $ 55,000    $ 55,000
Asset coverage per $1,000 of debt .....................................   $  4,472    $  4,540    $  4,616    $  4,288    $  3,879
Average amount of senior fixed rate notes per share during the year ...   $   2.06    $   1.97    $   1.97    $   1.97    $   1.87

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Based on the last sale on the New York Stock Exchange.

d Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 11

Franklin Universal Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY             SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 126.1%
      COMMON STOCKS 38.6%
      NON-ENERGY MINERALS 1.3%
      AngloGold Ashanti Ltd., ADR ..........................................    South Africa           30,446        $    1,188,307
      Barrick Gold Corp. ...................................................       Canada              35,800             1,164,216
                                                                                                                     ---------------
                                                                                                                          2,352,523
                                                                                                                     ---------------
      PRODUCER MANUFACTURING 0.0% a
    b Harvard Industries Inc. ..............................................    United States         109,618                   658
b,c,d VS Holdings Inc. .....................................................    United States         181,875                    --
                                                                                                                     ---------------
                                                                                                                                658
                                                                                                                     ---------------
      UTILITIES 37.3%
      Alliant Energy Corp. .................................................    United States          55,000             2,083,400
      Ameren Corp. .........................................................    United States          60,000             3,046,800
      American Electric Power Co. Inc. .....................................    United States          30,000             1,334,400
      Atmos Energy Corp. ...................................................    United States          85,000             2,389,350
      CenterPoint Energy Inc. ..............................................    United States         226,600             3,675,452
      Constellation Energy Group ...........................................    United States          55,000             4,561,700
      Dominion Resources Inc. ..............................................    United States          50,000             4,259,000
      DTE Energy Co. .......................................................    United States          45,000             2,151,450
      Duke Energy Corp. ....................................................    United States         124,700             2,286,998
      Edison International .................................................    United States          65,000             3,426,150
      Entergy Corp. ........................................................    United States          50,500             5,232,810
      Exelon Corp. .........................................................    United States         104,000             7,349,680
      FirstEnergy Corp. ....................................................    United States          75,000             4,608,000
      FPL Group Inc. .......................................................    United States         100,000             5,884,000
      NSTAR ................................................................    United States          37,800             1,238,706
      Pinnacle West Capital Corp. ..........................................    United States          76,000             3,027,840
      Progress Energy Inc. .................................................    United States          30,000             1,376,400
      Public Service Enterprise Group Inc. .................................    United States          50,100             4,257,999
      The Southern Co. .....................................................    United States         170,000             6,033,300
      Spectra Energy Corp. .................................................    United States          62,350             1,449,638
      TXU Corp. ............................................................    United States          24,000             1,617,600
                                                                                                                     ---------------
                                                                                                                         71,290,673
                                                                                                                     ---------------
      TOTAL COMMON STOCKS (COST $46,429,764) ...............................                                             73,643,854
                                                                                                                     ---------------

                                                                                                ------------------
                                                                                                PRINCIPAL AMOUNT e
                                                                                                ------------------
      CORPORATE BONDS 87.4%
      COMMERCIAL SERVICES 7.9%
      Aramark Corp., senior note, 8.50%, 2/01/15 ...........................    United States       2,000,000             2,002,500
    f Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14 ...................   United Kingdom       1,500,000             1,498,125
      Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ................    United States       2,342,000             2,482,520
      Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 .................    United States       2,400,000             2,442,000
      JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ...........    United States       1,000,000             1,010,000
      Lamar Media Corp., senior sub. note, 6.625%, 8/15/15 .................    United States       2,500,000             2,400,000
      R.H. Donnelley Corp., senior note, 8.875%, 1/15/16 ...................    United States         700,000               721,000
    f Rental Service Corp., senior note, 144A, 9.50%, 12/01/14 .............    United States       2,500,000             2,459,375
                                                                                                                     ---------------
                                                                                                                         15,015,520
                                                                                                                     ---------------


12 | Annual Report

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY      PRINCIPAL AMOUNT e       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      COMMUNICATIONS 6.9%
    f Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ...............      Jamaica           2,000,000        $    1,832,600
      Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
         10.375% thereafter, 11/15/12 ......................................   United Kingdom       1,500,000             1,428,750
      Intelsat Subsidiary Holding Co. Ltd., senior note, 8.25%,
         1/15/13 ...........................................................       Bermuda          2,500,000             2,525,000
    f MetroPCS Wireless Inc., senior note, 144A, 9.25%, 11/01/14 ...........    United States         900,000               891,000
      Qwest Communications International Inc., senior note, 7.50%,
         2/15/14 ...........................................................    United States       2,000,000             1,975,000
    f Wind Acquisition Finance SA, senior note, 144A, 10.75%,
         12/01/15 ..........................................................        Italy           2,500,000             2,587,500
      Windstream Corp., senior note, 8.625%, 8/01/16 .......................    United States       1,900,000             1,995,000
                                                                                                                     ---------------
                                                                                                                         13,234,850
                                                                                                                     ---------------
      CONSUMER DURABLES 6.0%
      Beazer Homes USA Inc., senior note, 8.125%, 6/15/16 ..................    United States         400,000               318,000
      Ford Motor Credit Co. LLC,
           7.80%, 6/01/12 ..................................................    United States       1,500,000             1,383,276
           senior note, 9.875%, 8/10/11 ....................................    United States       2,000,000             1,975,928
      General Motors Corp., senior deb., 8.25%, 7/15/23 ....................    United States       1,500,000             1,203,750
      Jarden Corp., senior sub. note, 7.50%, 5/01/17 .......................    United States       2,000,000             1,880,000
      Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .................    United States       1,400,000             1,410,500
      KB Home, senior note,
           6.25%, 6/15/15 ..................................................    United States       1,200,000             1,029,000
           7.25%, 6/15/18 ..................................................    United States       1,300,000             1,144,000
      Visant Holding Corp., senior note, 8.75%, 12/01/13 ...................    United States       1,100,000             1,105,500
                                                                                                                     ---------------
                                                                                                                         11,449,954
                                                                                                                     ---------------
      CONSUMER NON-DURABLES 2.5%
      Dole Foods Co., senior note, 7.25%, 6/15/10 ..........................    United States         100,000                93,000
      Reynolds American Inc., senior secured note, 7.625%, 6/01/16 .........    United States       2,500,000             2,630,717
      Smithfield Foods Inc., senior note, 7.75%,
           5/15/13 .........................................................    United States       1,000,000             1,010,000
           7/01/17 .........................................................    United States       1,000,000             1,010,000
                                                                                                                     ---------------
                                                                                                                          4,743,717
                                                                                                                     ---------------
      CONSUMER SERVICES 12.7%
c,d,g Atherton Franchise Capital, 13.073%, 12/01/08 ........................    United States         721,603                28,864
      Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 ............    United States       2,000,000             1,925,000
      CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 .................       Canada           2,000,000             1,957,500
      CCH II LLC, senior note, 10.25%, 9/15/10 .............................    United States       2,500,000             2,537,500
      EchoStar DBS Corp., senior note, 7.125%, 2/01/16 .....................    United States       2,000,000             1,965,000
    f Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 .......................    United States       1,100,000               948,750
      LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ...............    United States       1,500,000             1,417,500
      MGM MIRAGE, senior note,
           6.875%, 4/01/16 .................................................    United States       2,000,000             1,905,000
           7.50%, 6/01/16 ..................................................    United States         500,000               496,250
    f Outback Steakhouse Inc., senior note, 144A, 10.00%, 6/15/15 ..........    United States       1,300,000             1,127,750
      Quebecor Media Inc., senior note, 7.75%, 3/15/16 .....................       Canada           2,000,000             1,912,500


                                                              Annual Report | 13

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY       PRINCIPAL AMOUNT e       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      CONSUMER SERVICES (CONTINUED)
      Radio One Inc., senior sub. note, 6.375%, 2/15/13 ....................    United States       1,700,000        $    1,491,750
      Royal Caribbean Cruises Ltd., senior note,
           8.00%, 5/15/10 ..................................................    United States       1,200,000             1,253,842
           6.875%, 12/01/13 ................................................    United States         800,000               784,787
      Station Casinos Inc., senior sub. note,
           6.50%, 2/01/14 ..................................................    United States         300,000               255,750
           6.875%, 3/01/16 .................................................    United States       2,200,000             1,853,500
    f Univision Communications Inc., senior note, 144A, PIK, 9.75%,
         3/15/15 ...........................................................    United States       2,500,000             2,393,750
                                                                                                                     ---------------
                                                                                                                         24,254,993
                                                                                                                     ---------------
      ELECTRONIC TECHNOLOGY 6.3%
      DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 .............    United States       1,800,000             1,773,000
      Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14 ..........    United States       2,200,000             2,040,500
    f Hawker Beechcraft Acquisition Co., senior note, 144A, PIK, 8.875%,
         4/01/15 ...........................................................    United States         600,000               586,500
      L-3 Communications Corp., senior sub. note, 6.375%, 10/15/15 .........    United States       2,500,000             2,431,250
      NXP BV/NXP Funding LLC, senior secured note, 7.875%, 10/15/14 ........     Netherlands        1,900,000             1,721,875
      Sanmina-SCI Corp.,
      f,h senior note, 144A, FRN, 8.11%, 6/15/14 ...........................    United States         700,000               663,250
          senior sub. note, 6.75%, 3/01/13 .................................    United States       1,100,000               940,500
          senior sub. note, 8.125%, 3/01/16 ................................    United States         400,000               348,000
      TransDigm Inc., senior sub. note, 7.75%, 7/15/14 .....................    United States       1,500,000             1,515,000
                                                                                                                     ---------------
                                                                                                                         12,019,875
                                                                                                                     ---------------
      ENERGY MINERALS 4.9%
      Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 .................    United States       2,500,000             2,353,125
      Mariner Energy Inc., senior note, 7.50%, 4/15/13 .....................    United States       2,500,000             2,387,500
    f Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 ............     Switzerland        1,900,000             1,771,750
      Pogo Producing Co., senior sub. note,
          7.875%, 5/01/13 ..................................................    United States         300,000               303,750
          6.875%, 10/01/17 .................................................    United States       2,000,000             2,025,000
    f Tesoro Corp., senior note, 144A, 6.50%, 6/01/17 ......................    United States         600,000               586,500
                                                                                                                     ---------------
                                                                                                                          9,427,625
                                                                                                                     ---------------
      FINANCE 2.4%
      GMAC LLC, 6.875%, 8/28/12 ............................................    United States       3,500,000             3,095,047
      United Rentals North America Inc., senior sub. note, 7.75%,
         11/15/13 ..........................................................    United States       1,500,000             1,552,500
                                                                                                                     ---------------
                                                                                                                          4,647,547
                                                                                                                     ---------------
      HEALTH SERVICES 6.4%
      DaVita Inc., senior sub. note, 7.25%, 3/15/15 ........................    United States       2,500,000             2,462,500
      HCA Inc., senior note, 6.50%, 2/15/16 ................................    United States       2,500,000             2,050,000
      Tenet Healthcare Corp., senior note, 7.375%, 2/01/13 .................    United States       3,000,000             2,505,000
  f,h U.S. Oncology Holdings Inc., senior note, 144A, FRN, 9.797%,
         3/15/12 ...........................................................    United States       2,000,000             1,860,000


14 | Annual Report

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY      PRINCIPAL AMOUNT e        VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      HEALTH SERVICES (CONTINUED)
    f United Surgical Partners International Inc., senior sub. note, 144A,
        PIK, 9.25%, 5/01/17 ................................................    United States       1,100,000        $    1,050,500
      Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
        10/01/14 ...........................................................    United States       2,500,000             2,350,000
                                                                                                                     ---------------
                                                                                                                         12,278,000
                                                                                                                     ---------------
      INDUSTRIAL SERVICES 5.7%
      Allied Waste North America Inc., senior secured note, 6.875%,
        6/01/17 ............................................................    United States       1,100,000             1,072,500
    f Bristow Group Inc., senior note, 144A, 7.50%, 9/15/17 ................    United States         700,000               700,000
      Compagnie Generale de Geophysique-Veritas, senior note,
         7.50%, 5/15/15 ....................................................       France             400,000               404,000
         7.75%, 5/15/17 ....................................................       France             600,000               609,000
      Copano Energy LLC, senior note, 8.125%, 3/01/16 ......................    United States       1,500,000             1,515,000
      El Paso Corp., senior note, 6.875%, 6/15/14 ..........................    United States       2,400,000             2,433,590
      Markwest Energy Partners LP, senior note, 6.875%, 11/01/14 ...........    United States       2,000,000             1,880,000
      The Williams Cos. Inc.,
         8.75%, 3/15/32 ....................................................    United States         800,000               914,000
         senior note, 7.625%, 7/15/19 ......................................    United States         600,000               640,500
         senior note, 7.875%, 9/01/21 ......................................    United States         700,000               754,250
                                                                                                                     ---------------
                                                                                                                         10,922,840
                                                                                                                     ---------------
      NON-ENERGY MINERALS 1.8%
      Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%,
        4/01/17 ............................................................    United States       1,700,000             1,814,750
      Novelis Inc., senior note, 7.25%, 2/15/15 ............................       Canada           1,700,000             1,657,500
                                                                                                                     ---------------
                                                                                                                          3,472,250
                                                                                                                     ---------------
      PROCESS INDUSTRIES 10.3%
      Buckeye Technologies Inc., senior sub. note, 8.00%, 10/15/10 .........    United States       2,000,000             2,010,000
      Crown Americas Inc., senior note, 7.75%, 11/15/15 ....................    United States       2,500,000             2,537,500
      Huntsman International LLC, senior sub. note, 7.875%, 11/15/14 .......    United States       2,500,000             2,625,000
    f Ineos Group Holdings PLC, 144A, 8.50%, 2/15/16 .......................   United Kingdom       2,500,000             2,312,500
      JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ....................       Ireland          2,000,000             1,940,000
      Lyondell Chemical Co., senior note,
         8.00%, 9/15/14 ....................................................    United States       1,200,000             1,311,000
         6.875%, 6/15/17 ...................................................    United States       1,000,000             1,087,500
    f MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ...............    United States         800,000               748,000
      Nalco Co., senior sub. note, 8.875%, 11/15/13 ........................    United States       2,000,000             2,055,000
      Owens-Brockway Glass Container Inc., senior note, 6.75%,
        12/01/14 ...........................................................    United States       2,000,000             1,940,000
      Verso Paper Holdings LLC, senior secured note, 9.125%, 8/01/14 .......    United States       1,100,000             1,105,500
                                                                                                                     ---------------
                                                                                                                         19,672,000
                                                                                                                     ---------------
      PRODUCER MANUFACTURING 2.5%
      Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15 ...................    United States       1,000,000               985,000
      RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ..............    United States       2,000,000             2,030,000
    f TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17 ...............    United States       2,000,000             1,830,000
                                                                                                                     ---------------
                                                                                                                          4,845,000
                                                                                                                     ---------------


                                                              Annual Report | 15

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY      PRINCIPAL AMOUNT e        VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      REAL ESTATE INVESTMENT TRUSTS 1.3%
      Host Marriott LP, senior note,
         M, 7.00%, 8/15/12 .................................................    United States       2,000,000        $    1,945,000
         O, 6.375%, 3/15/15 ................................................    United States         500,000               487,500
                                                                                                                     ---------------
                                                                                                                          2,432,500
                                                                                                                     ---------------
      RETAIL TRADE 2.3%
    f Dollar General Corp., senior note, 144A, 10.625%, 7/15/15 ............    United States       2,000,000             1,810,000
    f Michaels Stores Inc., senior note, 144A, 10.00%, 11/01/14 ............    United States       2,500,000             2,518,750
                                                                                                                     ---------------
                                                                                                                          4,328,750
                                                                                                                     ---------------
      TECHNOLOGY SERVICES 1.5%
  d,g PSINet Inc.,
         10.50%, 12/01/06 ..................................................    United States         700,000                    70
         senior note, 11.00%, 8/01/09 ......................................    United States       3,250,000                   325
      SunGard Data Systems Inc.,
         senior note, 9.125%, 8/15/13 ......................................    United States         900,000               933,750
         senior sub. note, 10.25%, 8/15/15 .................................    United States       1,900,000             1,966,500
                                                                                                                     ---------------
                                                                                                                          2,900,645
                                                                                                                     ---------------
      TRANSPORTATION 0.8%
      Great Lakes Dredge & Dock Co., senior sub. note, 7.75%, 12/15/13 .....    United States       1,500,000             1,436,250
                                                                                                                     ---------------
      UTILITIES 5.2%
      Aquila Inc., senior note, 14.875%, 7/01/12 ...........................    United States       2,000,000             2,515,000
      Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ....................    United States       2,600,000             2,639,000
    f Edison Mission Energy, senior note, 144A, 7.00%, 5/15/17 .............    United States       2,300,000             2,185,000
      NRG Energy Inc., senior note, 7.375%,
         2/01/16 ...........................................................    United States       1,800,000             1,782,000
         1/15/17 ...........................................................    United States         700,000               689,500
                                                                                                                     ---------------
                                                                                                                          9,810,500
                                                                                                                     ---------------
      TOTAL CORPORATE BONDS (COST $174,328,673) ............................                                            166,892,816
                                                                                                                     ---------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 0.1%
      GOVERNMENT BONDS 0.1%
      Eskom Holdings Ltd., 11.00%,
         6/01/08 ...........................................................    South Africa          783,334 ZAR           110,211
         6/01/09 ...........................................................    South Africa          783,333 ZAR           111,202
                                                                                                                     ---------------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
        (COST $423,142) ....................................................                                                221,413
                                                                                                                     ---------------
      TOTAL LONG TERM INVESTMENTS (COST $221,181,579) ......................                                            240,758,083
                                                                                                                     ---------------


16 | Annual Report

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY            SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
      SHORT TERM INVESTMENT (COST $1,559,867) 0.8%
      MONEY MARKET FUND 0.8%
    i Franklin Institutional Fiduciary Trust Money Market Portfolio,
        4.98% ..............................................................    United States       1,559,867        $    1,559,867
                                                                                                                     ---------------
      TOTAL INVESTMENTS (COST $222,741,446) 126.9% .........................                                            242,317,950
      NOTES PAYABLE (28.8)% ................................................                                            (55,000,000)
      OTHER ASSETS, LESS LIABILITIES 1.9% ..................................                                              3,649,928
                                                                                                                     ---------------
      NET ASSETS 100.0% ....................................................                                         $  190,967,878
                                                                                                                     ===============

CURRENCY ABBREVIATIONS

ZAR - South African Rand

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
FRN - Floating Rate Note
PIK - Payment-In-Kind

a Rounds to less than 0.1% of net assets.

b Non-income producing for the twelve months ended August 31, 2007.

c See Note 10 regarding restricted securities.

d Security has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2007, the aggregate value of these securities was $29,259, representing 0.02% of net assets.

e The principal amount is stated in U.S. dollars unless otherwise indicated.

f Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2007, the aggregate value of these securities was $32,361,600, representing 16.95% of net assets.

g See Note 9 regarding defaulted securities.

h The coupon rate shown represents the rate at period end.

i See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Universal Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers .............................   $  221,181,579
     Cost - Sweep Money Fund (Note 8) ........................        1,559,867
                                                                 ---------------
     Total cost of investments ...............................   $  222,741,446
                                                                 ===============
     Value - Unaffiliated issuers ............................   $  240,758,083
     Value - Sweep Money Fund (Note 8) .......................        1,559,867
                                                                 ---------------
     Total value of investments ..............................      242,317,950
   Cash ......................................................        1,138,500
   Foreign currency, at value (cost $110,394) ................          109,787
   Receivables from dividends and interest ...................        3,740,943
   Note issuance costs (Note 3) ..............................           43,409
                                                                 ---------------
       Total assets ..........................................      247,350,589
                                                                 ---------------
Liabilities:
   Payables:
     Capital shares repurchased ..............................          162,277
     Affiliates ..............................................          152,950
     Distributions to shareholders ...........................          980,559
   Senior fixed rate notes (Note 3) ..........................       55,000,000
   Accrued expenses and other liabilities ....................           86,925
                                                                 ---------------
       Total liabilities .....................................       56,382,711
                                                                 ---------------
         Net assets, at value ................................   $  190,967,878
                                                                 ===============
Net assets consist of:
   Paid-in capital ...........................................   $  240,206,709
   Undistributed net investment income .......................        2,621,423
   Net unrealized appreciation (depreciation) ................       19,575,848
   Accumulated net realized gain (loss) ......................      (71,436,102)
                                                                 ---------------
         Net assets, at value ................................   $  190,967,878
                                                                 ===============
Shares outstanding ...........................................       25,779,994
                                                                 ===============
Net asset value per share ....................................   $         7.41
                                                                 ===============


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Universal Trust

STATEMENT OF OPERATIONS
for the year ended August 31, 2007

Investment income:
   Dividends:
     Unaffiliated issuers ......................................................   $   2,727,192
     Sweep Money Fund (Note 8) .................................................          92,291
   Interest ....................................................................      14,165,290
                                                                                   --------------
       Total investment income .................................................      16,984,773
                                                                                   --------------
Expenses:
   Management fees (Note 4a) ...................................................       1,921,325
   Interest expense (Note 3) ...................................................       2,277,000
   Transfer agent fees .........................................................          82,084
   Custodian fees (Note 5) .....................................................          16,387
   Reports to shareholders .....................................................          42,982
   Professional fees ...........................................................         105,478
   Trustees' fees and expenses .................................................          18,205
   Amortization of note issuance costs (Note 3) ................................          41,634
   Other .......................................................................          35,687
                                                                                   --------------
       Total expenses ..........................................................       4,540,782
       Expense reductions (Note 5) .............................................          (1,937)
                                                                                   --------------
         Net expenses ..........................................................       4,538,845
                                                                                   --------------
           Net investment income ...............................................      12,445,928
                                                                                   --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments ...............................................................       2,830,383
     Foreign currency transactions .............................................            (415)
                                                                                   --------------
           Net realized gain (loss) ............................................       2,829,968
                                                                                   --------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ...............................................................       4,787,846
     Translation of assets and liabilities denominated in foreign currencies ...            (533)
                                                                                   --------------
           Net change in unrealized appreciation (depreciation) ................       4,787,313
                                                                                   --------------
Net realized and unrealized gain (loss) ........................................       7,617,281
                                                                                   --------------
Net increase (decrease) in net assets resulting from operations ................   $  20,063,209
                                                                                   ==============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Franklin Universal Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            -------------------------------
                                                                                                  YEAR ENDED AUGUST 31,
                                                                                                 2007            2006
                                                                                            -------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................................................    $  12,445,928    $  12,556,216
      Net realized gain (loss) from investments and foreign currency transactions ......        2,829,968        6,140,024
      Net change in unrealized appreciation (depreciation) on investments and
        translation of assets and liabilities denominated in foreign currencies ........        4,787,313       (7,530,713)
                                                                                            -------------------------------
         Net increase (decrease) in net assets resulting from operations ...............       20,063,209       11,165,527
   Distributions to shareholders from net investment income ............................      (12,153,252)     (12,359,649)
   Capital share transactions (Note 2) .................................................      (11,666,494)      (2,942,222)
                                                                                            -------------------------------
         Net increase (decrease) in net assets .........................................       (3,756,537)      (4,136,344)
Net assets:
   Beginning of year ...................................................................      194,724,415      198,860,759
                                                                                            -------------------------------
   End of year .........................................................................    $ 190,967,878    $ 194,724,415
                                                                                            ===============================
Undistributed net investment income included in net assets:
   End of year .........................................................................    $   2,621,423    $   2,307,162
                                                                                            ===============================


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Universal Trust

STATEMENT OF CASH FLOWS
for the year ended August 31, 2007

Cash flow from operating activities:
   Dividends and interest received .....................................................    $  16,550,296
   Operating expenses paid .............................................................       (2,173,096)
   Interest expense paid ...............................................................       (2,277,000)
   Purchases of long-term investments ..................................................      (74,158,447)
   Sales and maturities of long-term investments .......................................       87,343,513
   Net purchases of short-term investments .............................................       (1,433,714)
                                                                                            --------------
      Cash provided - operating activities .............................................       23,851,552
                                                                                            --------------
Cash flow from financing activities:
   Open-market shares repurchased ......................................................      (11,504,217)
   Distributions to shareholders .......................................................      (12,216,241)
                                                                                            --------------
      Cash used - financing activities .................................................      (23,720,458)
                                                                                            --------------
Net increase (decrease) in cash ........................................................          131,094
Cash at beginning of period ............................................................        1,117,800
                                                                                            --------------
Cash at end of period ..................................................................    $   1,248,894
                                                                                            ==============

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATING ACTIVITIES for the year ended August 31, 2007

Net increase (decrease) in net assets resulting from operating activities ..............    $  20,063,209
   Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
     Amortization of note issuance costs ...............................................           41,634
     Net amortization income ...........................................................         (354,772)
     Reinvested dividends from Sweep Money Fund ........................................          (92,291)
     Other investment transactions .....................................................          150,755
     Decrease in dividends and interest receivable .....................................           12,586
     Decrease in other receivables .....................................................            1,406
     Increase in other liabilities .....................................................           47,115
     Decrease in cost of investments ...................................................        8,769,223
     Increase in unrealized appreciation on investments ................................       (4,787,313)
                                                                                            --------------
Net cash provided by operating activities ..............................................    $  23,851,552
                                                                                            ==============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin Universal Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of


22 | Annual Report

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                              Annual Report | 23

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2007, there were an unlimited number of shares authorized ($0.01 par value). During the years ended August 31, 2007 and August 31, 2006 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


24 | Annual Report

Franklin Universal Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase from time to time Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through August 31, 2007, the Fund had repurchased a total of 2,144,300 shares.

Transactions in the Fund's shares were as follows:

                                       --------------------------------------------------
                                                    YEARS ENDED AUGUST 31,
                                                2007                     2006
                                       --------------------------------------------------
                                         SHARES        AMOUNT      SHARES      AMOUNT
                                       --------------------------------------------------
Shares repurchased .................   1,681,800   $ 11,666,494   462,500    $ 2,942,222

Weighted average discount of market
  price to net asset value of shares
  repurchased ......................                       8.78%                    8.35%

3. SENIOR FIXED RATE NOTES

On August 29, 2003, the Fund issued $55 million principal amount of a new class of five-year senior fixed rate notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 4.14% per year, to maturity on August 29, 2008. The Fund may prepay the Notes at par at any time; therefore, market value approximates the principal amount of the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Note Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 2007.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                           AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                    Investment Manager
Franklin Templeton Services, LLC (FT Services)       Administrative Manager


                                                              Annual Report | 25

Franklin Universal Trust

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2008 ...................................   $  2,437,234
   2009 ...................................      1,167,255
   2010 ...................................      6,827,086
   2011 ...................................     34,372,527
   2012 ...................................     18,676,213
   2013 ...................................      3,246,257
   2014 ...................................      4,662,560
                                              -------------
                                              $ 71,389,132
                                              =============

During the year ended August 31, 2007, the Fund utilized $2,650,961 of capital loss carryforwards.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2007, the Fund deferred realized currency losses of $106,970.


26 | Annual Report

Franklin Universal Trust

6. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended August 31, 2007 and 2006, was as follows:

                                              -----------------------------
                                                  2007            2006
                                              -----------------------------
Distributions paid from ordinary income ...   $ 12,153,252   $  12,359,649

At August 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ......................................   $ 222,994,600
                                                             ==============

Unrealized appreciation ..................................   $  33,901,770
Unrealized depreciation ..................................     (14,578,420)
                                                             --------------
Net unrealized appreciation (depreciation) ...............   $  19,323,350
                                                             ==============

Distributable earnings - undistributed ordinary income ...   $   3,911,725
                                                             ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums and Note offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2007, aggregated $74,158,447 and $87,964,571, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 69.0% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


                                                              Annual Report | 27

Franklin Universal Trust

9. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2007, the aggregate value of these securities was $29,259, representing 0.01% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At August 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/                                                           ACQUISITION
    SHARES          ISSUER                                                     DATE          COST       VALUE
---------------------------------------------------------------------------------------------------------------
    $ 721,603       Atherton Franchise Capital, 13.073%,  12/01/08 .....      4/28/94     $ 721,603   $ 28,864
      181,875       VS Holdings Inc. ...................................     12/06/01       181,875         --
                                                                                                      ---------
                    TOTAL RESTRICTED SECURITIES (0.02% of Net Assets) ..                              $ 28,864
                                                                                                      =========

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006.


28 | Annual Report

Franklin Universal Trust

11. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period beginning after December 16, 2006. The Fund believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 29

Franklin Universal Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN UNIVERSAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the "Fund") at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2007


30 | Annual Report

Franklin Universal Trust

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 16.05% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,609,469 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $8,777,875 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2007.


                                                              Annual Report | 31

Franklin Universal Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
HARRIS J. ASHTON (1932)          Trustee          Since 1988          139                      Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)         Trustee          Since 2000          120                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                  Trustee          Since April 2007    120                      Chevron Corporation (global energy
One Franklin Parkway                                                                           company) and ICO Global
San Mateo, CA 94403-1906                                                                       Communications (Holdings) Limited
                                                                                               (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee          Since 2004          139                      Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                       Company (processed foods and allied
                                                                                               products), RTI International Metals,
                                                                                               Inc. (manufacture and distribution of
                                                                                               titanium), Canadian National Railway
                                                                                               (railroad) and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

-------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee          Since 1988          120                      Center for Creative Land Recycling
One Franklin Parkway                                                                           (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee          Since 2005          139                      Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                       Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Trustee          Since April 2007    139                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)            Trustee          Since 2006          120                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

-------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
**EDWARD B. JAMIESON (1948)      Trustee,         Trustee, President  1                        None
One Franklin Parkway             President and    since 1993 and
San Mateo, CA 94403-1906         Chief            Chief Executive
                                 Executive        Officer -
                                 Officer -        Investment
                                 Investment       Management
                                 Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

-------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and      Trustee since       139                      None
One Franklin Parkway             Chairman of      1988 and
San Mateo, CA 94403-1906         the Board        Chairman of the
                                                  Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director; Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee and      Since 1988          55                       None
One Franklin Parkway             Senior Vice
San Mateo, CA 94403-1906         President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Since 2004          Not Applicable            Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer        Since 2004          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002          Not Applicable           Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

-------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
KAREN L. SKIDMORE (1952)         Vice President   Since 2006          Not Applicable           Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President   Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial  Since 2004          Not Applicable           Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Edward
B. Jamieson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of the Fund's investment manager.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


                                                              Annual Report | 35

Franklin Universal Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2007. Additionally, the Fund expects to file, on or about October 30, 2007, such certifications with its Form N-CSR for the year ended August 31, 2007.


36 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund

Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
    INVESTMENTS      San Mateo, CA 94403-1906

ANNUAL REPORT

FRANKLIN UNIVERSAL TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FUT A2007 10/07

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $38,082 for the fiscal year ended August 31, 2007 and $22,209 for the fiscal year ended August 31, 2006.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $0 for the fiscal year ended August 31, 2007 and $8,736 for fiscal year ended August 31, 2006. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended August 31, 2007 and $0 for the fiscal year ended August 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2007 and $110 for the fiscal year ended August 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2007 and $175,751 for the fiscal year ended August 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended August 31, 2007 and $184,597 for the fiscal year ended August 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Robert F. Carlson, Frank W. T. LaHaye and John B. Wilson.

ITEM 6. SCHEDULE OF INVESTMENTS. N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trusteesor a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
       COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of January 25, 2087, the portfolio managers of the Fund are as follows:

CHRISTOPHER J. MOLUMPHY CFA/(R)(1), Director and Executive Vice President of Advisers
Mr. Molumphy has been a manager of the Fund since 1991. He has primary responsibility for the investments of the Fund. Mr. Molumphy has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1988.

GLENN I. VOYLES CFA/(R)(1), Vice President of Advisers
Mr. Voyles has been a manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment for the global income component of the Fund. He joined Franklin Templeton Investments in 1993.

1. CFA/(R) and Chartered Financial Analyst/(R) are trademarks owned by CFA Institute.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2007.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


-------------------------------------------------------------------------------
Name      Number of    Assets of                Assests of
           Other       Other                    Other
         Registered    Registered  Number of    Pooled                    Assests
         Investment    Investment  Other        Investment               of Other
         Companies     Companies   Pooled       Vehicles      Number of  Accounts
          Managed      Managed     Investments   Managed      Other       Managed
                        (x $1      Vehicles      (x $1        Accounts    (x $1
                        million)   Managed/(1)   million)/(1) Managed/(1) million)
                                                                          /(1)
----------------------------------------------------------------------------------
Christopher
J. Molumphy   7        7,786.9        4          1,208.2         1        338.3
----------------------------------------------------------------------------------
Glenn I.
Voyles        0         N/A           0           N/A            0        N/A
----------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

      --------------------------------------------
                            Dollar Range of Fund
                             Shares Beneficially
        Portfolio Manager           Owned
      --------------------------------------------
      Christopher J.                None
      Molumphy
      --------------------------------------------
      Glenn I. Voyles               None
      --------------------------------------------

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

  ----------------------------------------------------------------------
                                            (C)
                                       TOTAL NUMBER         (D)
                                         OF SHARES    MAXIMUM NUMBER OF
                                       PURCHASED AS SHARES THAT MAY YET
                   (A)                    PART OF    BE PURCHASED UNDER
                  TOTAL       (B)        PUBLICLY       THE PLANS OR
                NUMBER OF   AVERAGE      ANNOUNCED        PROGRAMS
     PERIOD      SHARES    PRICE PAID    PLANS OR
                           PURCHASED PER SHARE PROGRAM
  ----------------------------------------------------------------------
    Month #1   129,500.000    7.07    129,500.000       1,544,429.000
  (03/01/07-
   03/31/07
  ----------------------------------------------------------------------
    Month #2   165,000.000    7.33    165,000.000       1,379,429.000
  (04/01/07-
   04/30/07)
  ----------------------------------------------------------------------
    Month #3   179,400.000    7.44    179,400.000       1,200,029.000
  (05/01/07-
   05/31/07)
  ----------------------------------------------------------------------
    Month #4   207,300.000    7.17    207,300.000         992,729.000
   (06-/01/07-
    06/30/07)
  ----------------------------------------------------------------------
    Month #5   155,800.000    6.87    155,800.000         836,929.000
  (07/01/07-
   7/31/07
  ----------------------------------------------------------------------
    Month #6   188,800.000    6.51    188,800.000         648,129.000
   (08/01/07-
    08/31/07
  ----------------------------------------------------------------------
  Total      1,025,800.000    7.07  1,025,800.000         648,129.000
  ----------------------------------------------------------------------

The repurchase program was announced on January 19, 2006. The Board of Trustees approved an open-market share repurchase program, pursuant to which the Fund may purchase, from time to time, up to 2,792,429 of the Fund's common shares in open-market transactions, at the discretion of management.

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  January 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  January 24, 2008


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date  January 24, 2008